SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  May 4, 2004


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


        Delaware                  1-2691                 13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)               (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)








Item 5.   Other Events

American Airlines, Inc. is filing herewith a press release issued on May 4, 2004 as Exhibit 99.1, which is included herein. This press release was issued to report April traffic for American Airlines, Inc.




                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  May 5, 2004

                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                  Exhibit 99.1

                               Contact: Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Tuesday, May 4, 2004



              AMERICAN AIRLINES REPORTS APRIL TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported a record high April load factor of 74.9 percent - an increase of 4.4 points compared to last year. For the month, traffic increased 16.0 percent year over year, while capacity increased 9.1 percent.

     International traffic recorded the strongest gains relative to last year with a March load factor improvement of 6.0 points to
73.0 percent. The higher load factor was achieved despite a 22.1 percent increase in capacity year over year. Traffic increases also outstripped capacity additions in domestic markets with a load factor of 75.8 percent - an improvement of 4.0 points compared to last year on a 4.1 percent capacity increase.

     American boarded 7.7 million passengers in April.

     Detailed traffic and capacity data are on the following pages:













                            -- more --

<Column>
             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                            April
                                   2004           2003     CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                        10,823,532      9,330,758    16.0 %
           D.O.T. DOMESTIC       7,552,380      6,871,542     9.9
           INTERNATIONAL         3,271,152      2,459,216    33.0
           ATLANTIC              1,432,054      1,128,949    26.8
           LATIN AMERICA         1,516,237      1,181,083    28.4
           PACIFIC                 322,861        149,184   116.4

AVAILABLE SEAT MILES (000)
   SYSTEM                       14,433,489     13,230,469     9.1 %
           D.O.T. DOMESTIC       9,956,353      9,563,705     4.1
           INTERNATIONAL         4,477,136      3,666,764    22.1
           ATLANTIC              1,756,867      1,494,667    17.5
           LATIN AMERICA         2,272,522      1,863,317    22.0
           PACIFIC                 447,747        308,780    45.0

LOAD FACTOR
   SYSTEM                             74.9 %         70.5 %   4.4 Pts
          D.O.T. DOMESTIC             75.8           71.8     4.0
          INTERNATIONAL               73.0           67.0     6.0
          ATLANTIC                    81.5           75.5     6.0
          LATIN AMERICA               66.7           63.3     3.4
          PACIFIC                     72.1           48.3    23.8

PASSENGERS BOARDED               7,730,608      7,109,233     8.7 %

SYSTEM CARGO TON MILES (000)       181,619        163,395    11.2 %



                            -- more --

<Column>
             AMERICAN AIRLINES PASSENGER DIVISION
            COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                   EXCLUDES CHARTER SERVICES
                         YEAR-TO-DATE
                             April
                                  2004           2003     CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                      41,047,292     37,091,993    10.7 %
          D.O.T. DOMESTIC      28,455,691     26,638,705     6.8
          INTERNATIONAL        12,591,601     10,453,288    20.5
          ATLANTIC              4,992,690      4,308,297    15.9
          LATIN AMERICA         6,359,480      5,229,091    21.6
          PACIFIC               1,239,431        915,900    35.3

AVAILABLE SEAT MILES (000)
   SYSTEM                      56,946,388     53,398,785     6.6 %
          D.O.T. DOMESTIC      39,436,924     38,314,989     2.9
          INTERNATIONAL        17,509,464     15,083,796    16.1
          ATLANTIC              6,550,642      6,003,585     9.1
          LATIN AMERICA         9,336,796      7,664,550    21.8
          PACIFIC               1,622,026      1,415,661    14.6

LOAD FACTOR
   SYSTEM                            72.0 %         69.4 %   2.6 Pts
          D.O.T. DOMESTIC            72.1           69.5     2.6
          INTERNATIONAL              71.9           69.3     2.6
          ATLANTIC                   76.2           71.7     4.4
          LATIN AMERICA              68.1           68.2    (0.1)
          PACIFIC                    76.4           64.6    11.7

PASSENGERS BOARDED             29,493,504     28,138,086     4.8 %

SYSTEM CARGO TON MILES (000)      700,959        651,809     7.5 %

                                ###

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